THE PHOENIX EDGE SERIES FUND

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2004

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     The Board of Trustees of The Phoenix Edge Series Fund (the "Fund") has
approved a Plan of Reorganization to merge a series of the Fund into a series of the AIM Variable Insurance Funds. The Merging Series will be incorporated into the Surviving Series as follows:

----------------------------------------------------- ---- ----------------------------------------------
                   MERGING SERIES                                        SURVIVING SERIES
----------------------------------------------------- ---- ----------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                          AIM V.I. Mid Cap Core Equity Fund, Series I
----------------------------------------------------- ---- ----------------------------------------------

     If shareholders approve the Plan of Reorganization, the Merging Series will transfer all or substantially all of it assets and liabilities to the Surviving Series as shown above. In exchange, shareholders of the Merging Series will receive a proportional number of shares in the Surviving Series. The shareholders of the Merging Series must approve the Plan of Reorganization before any transaction can take place. We expect these matters to be submitted for shareholder votes at a Special Meeting of Shareholders to be held on or about December 1, 2004. Those shareholders eligible to vote will receive voting instructions and information by mail.


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Dated: October 19, 2004        Please keep this supplement for future reference.




















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